THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE; AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH, OR PURSUANT TO AN EXEMPTION FROM, THE REQUIREMENTS OF SUCH ACT OR SUCH LAWS.

                          CONVERTIBLE EQUITY DEBENTURE
                              Due December 20, 1998

December 20, 1996                                                 $750,000.00


No. ________

     Exsorbet Industries, Inc., an Idaho corporation (hereinafter called the "Company"), for value received, hereby promises to deliver to the Holder (as defined below) on December 20, 1998 common stock of the Company in the principal amount of $750,000.00 and additional common stock of the Company equal to interest on the principal sum at the rate of 8% per annum (the "Debenture Interest Rate"), subject to Section 6.3 hereto, computed on the basis of the actual number of days elapsed in a 365-day year. Accrual of interest shall commence on the date hereof until payment in full of the principal sum and all interest accrued thereon has been made or duly provided for.

                                    ARTICLE 1
                                   DEFINITIONS

     SECTION 1.1 Definitions. The terms defined in this Article whenever used in this Debenture shall have the respective meanings hereinafter specified.

          (a) "Additional Capital Shares" shall have the meaning set forth in
Section 3. l(c).

          (b) "Business Day" shall mean a day other than Saturday, Sunday or any day on which banks located in the state of New York are authorized or obligated to close.

          (c) "Capital Shares" shall mean the Common Shares and any other shares of any other class of common stock, whether now or hereafter authorized, that have the right to participate in the distribution of earnings and assets of the Company.

          (d) "Closing Date" shall mean December 20, 1996.

          (e) "Common Shares" or Common Stock shall mean shares of the common stock, par value $.001, of the Company.

          (f) "Common Stock of the Company Issued at Conversion" when used with reference to the securities issuable upon conversion of this Debenture, shall mean all Common Shares now or hereafter Outstanding and securities of any other class into which the Debenture shall hereafter have been changed, whether now or hereafter created.

          (g) "Company" shall mean Exsorbet Industries, Inc., an Idaho corporation, and any successor corporation by merger, consolidation, sale or exchange of all or substantially all of the Company's assets, or otherwise.

          (h) "Conversion Date" shall mean any day on which all or some part of the principal amount of this Debenture is converted into Common Stock of the Company Issued at Conversion in accordance with the terms of this Debenture, provided that a Conversion Date must be a Business Day.

          (i) "Conversion Notice" shall have the meaning set forth in Section
3.2.

          (j) "Conversion Price" shall have the meaning set forth in Section 3.
1.

          (k) "Conversion Ratio" shall have the meaning set forth in Section
3.1.

          (l) "Current Market Price" per Common Share on any date herein specified shall be deemed to be the last trade price on such day on the National Association of Securities Dealers Automated Quotations Small Capitalization system ("NASDAQ").

          (m) "Debenture" shall mean this Convertible Debenture or such other Convertible Debenture or Debentures exchanged therefor as provided in Section 2.1.

          (n) "Default Interest Rate" shall be equal to the Debenture Interest Rate plus 6% per annum.

          (o) "Event of Default" shall have the meaning set forth in Section
6.1.

          (p) "Holder" shall mean Julius Baer Securities, Inc., acting in its capacity as agent for certain non-U.S. persons or any person to which this Debenture is subsequently transferred in accordance with the terms provided herein.

          (q) "Market Disruption Event" shall mean any event that results in a material suspension or limitation of trading of Common Shares on the NASDAQ (or, if the

Common Shares are not listed for trading on the NASDAQ, the principal trading market for the Common Shares as determined by the Holder in its reasonable discretion).

          (r) "Maximum Rate" shall have the meaning set forth in Section 6.3.

          (s) "Outstanding" when used with reference to Common Shares or Capital Shares (collectively, "Shares"), shall mean, at any date as of which the number of such Shares is to be determined, all issued and outstanding Shares, and shall include all such Shares issuable in respect of outstanding scrip or any certificates representing fractional interests in such Shares; provided, however, that "Outstanding" shall not mean any such Shares then directly or indirectly owned or held by or for the account of the Company or any Subsidiary.

          (t) "Person" shall mean an individual, a corporation, a partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

          (u) "Purchase Agreement " means the Securities Purchase Agreement, dated December 20, 1996, between the Company and Julius Baer Securities, Inc. acting its capacity as agent for certain non-U.S. persons.

          (v) "Redemption Price" shall have the meaning set forth in Section
2.4.

          (w) "Registration Rights Agreement" shall have the meaning set forth in Section 6(b) of the Purchase Agreement.

          (x) "SEC" shall mean the United States Securities and Exchange Commission.

          (y) "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder, all as in effect at the time.

          (z) "Subsidiary" shall mean any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are owned directly or indirectly by the Company.

          (aa) "Trading Day" shall mean any day on which trades of securities listed thereon are reported by the NASDAQ (or, if the Common Shares are not listed for trading on the NASDAQ, the principal trading market for the Common Shares) and on which no Market Disruption Event has occurred.

          (bb) "Valuation Event" shall have the meaning set forth in Section
3.1.

          (cc) "Valuation Period" shall have the meaning set forth in Section
3.1. All references to "cash" or "$" herein shall mean currency of the United States of America.

                                    ARTICLE 2
                       EXCHANGES AND TRANSFER; REDEMPTION

     SECTION 2.1 Exchange and Registration of Transfer of Debentures. The Holder may, at its option, surrender this Debenture at the office of the Company and receive in exchange therefor a Debenture or Debentures, each in the denomination of $10,000.00 or an integral multiple of $10,000.00 in excess thereof, dated as of the date of this Debenture, and, subject to Section 4.1, payable to such Person, or order, as may be designated by such Holder. The aggregate principal amount of such Debenture or Debentures exchanged in accordance with this Section
2.1 shall equal the aggregate unpaid principal amount of this Debenture as of the date of such surrender; provided, however, that upon such exchange there shall be filed with the Company the name and address for all purposes hereof of the Holder or Holders of the Debenture or Debentures delivered in such exchange. This Debenture, when presented for registration of transfer or for exchange or conversion, shall (if so required by the Company) be duly endorsed by, or be accompanied by a written instrument of transfer in form reasonably satisfactory to the Company duly executed by, the Holder duly authorized in writing.

     SECTION 2.2 Loss. Theft. Destruction of Debenture. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Debenture and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Debenture, the Company will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Debenture, a new Debenture of like tenor and unpaid principal amount dated as of the date hereof. This Debenture shall be held and owned upon the express condition that the provisions of this Section 2.2 are exclusive with respect to the replacement of a mutilated, destroyed, lost or stolen Debenture and shall preclude any and all other rights and remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of negotiable instruments or other securities without their surrender.

     SECTION 2.3 Who Deemed Absolute Owner. The Company may deem the person in whose name this Debenture shall be registered upon the registry books of the Company to be, and may treat it as, the absolute owner of this Debenture (whether or not this Debenture shall be overdue) for the purpose of receiving payment of or on account of the principal of this Debenture, for the conversion of this Debenture and for all other purposes, and the Company shall not be affected by any notice to the contrary. All such payments and such conversion shall be valid and effectual to satisfy and discharge the liability upon this Debenture to the extent of the sum or sums so paid or the conversion so made.

     SECTION 2.4 Optional Redemption by the Company. The Company may, at its election, upon notice given as provided in Section 2.5, redeem this Debenture in whole or in part at any time and from time to time at any time, but only with respect to that portion of this Debenture for which the Company has not been provided with notice of conversion. The price to redeem the Debenture shall be equal to the following amount: 110% of the total sum that the Holder would have received had the amount being redeemed been converted into common stock on the day of redemption and sold at such time.

     SECTION 2.5 Notice of Redemptions: Right to Convert in Lieu of Accepting Redemptions. In the case of redemption of this Debenture, notice thereof shall be given in writing to the Holder not fewer than 5 nor more than 10 days prior to the date fixed for such redemption, which notice shall specify the date fixed for such redemption and make reference to this Section 2.5 pursuant to which such redemption is to be made. Such notice of redemption and all other notices to be given to the Holder shall be given by registered mail or overnight courier at its designated address.

     SECTION 2.6 Surrender of Debentures: Notation Thereon. Upon any redemption of a portion of the principal amount of this Debenture pursuant to this Article 2, the Holder at its option may require the Company to make and deliver, at the expense of the Company (other than for transfer taxes, if any), upon surrender of this Debenture, a new Debenture payable to such person or persons, or order, as may be designated by the Holder for the principal amount of this Debenture then remaining unredeemed, dated as of the date to which interest has been paid on the unredeemed principal amount of this Debenture (or, if no interest has been paid hereon, then dated as of the date of this Debenture), or may present this Debenture to the Company for notation hereon of the payment of the portion of the principal amount so redeemed. The Company may, as a condition of payment of all or any of the principal of or interest on this Debenture, require the Holder to present this Debenture for notation of such payment and, if this Debenture be paid in full, require the surrender hereof.

                                    ARTICLE 3
                             CONVERSION OF DEBENTURE

     SECTION 3.1 Conversion; Conversion Price. At the option of the Holder, at any time from the sixty-first (61st) day following the date of issuance of this Debenture until this Debenture is paid in full, this Debenture may be converted, either in whole or in part up to the principal amount hereof (or in case some portion of this Debenture shall have been called for redemption or converted prior to such date, then at the portion that is not so called or converted, together with interest accrued thereon to the relevant Conversion Date, into Common Stock of the Company (calculated as to each conversion to the nearest 1/lOOth of a share), at the conversion price the ("Conversion Price") equal to eighty percent (80%) (the "Conversion Ratio") of the average closing bid price on the five Trading Days immediately preceding the relevant Conversion Date (the "Valuation Period") but in no event shall such amount be in excess of 120% of the average closing bid price of the Company's Common Stock on the five Trading Days immediately prior to Closing Date of this Debenture; and provided, however, that if a Valuation Event occurs during any Valuation Period, a new Valuation Period shall begin on the Trading Day immediately after the occurrence of such Valuation Event and end on the Conversion Date; and provided, further, however, that if a Valuation Event occurs on the fifth day of a Valuation Period then the Conversion Price shall be the closing price on such day; and provided, further, however, that the Holder may, in its sole discretion, postpone such Conversion Date to a Trading Day which is no more than five Trading Days after the occurrence of the latest Valuation Event. In the event that the Holder deems the Valuation Period to be other than the five Trading Days immediately prior to the Conversion Date, the Holder shall give written notice to the Company at the time of Conversion.

For the purposes of this Section 3.1, a "Valuation Event" shall mean an event in which the Company at any time during a Valuation Period takes any of the following actions:

          (a) subdivides or combines its Common Shares;

          (b) pays a dividend in its Capital Shares or makes any other distribution of its Capital Shares;

          (c) issues any additional Capital Shares (the "Additional Capital Shares"), otherwise than as provided in the foregoing Sections 3.l(a) and 3.l(b) above, at a price per share less, or for other consideration lower, than the Current Market Price in effect immediately prior to such issuance, or without consideration;

          (d) issues any warrants, options or other rights to subscribe for or purchase any Additional Capital Shares and the price per share for which Additional Capital Shares may at any time thereafter be issuable pursuant to such warrants, options or other rights shall be less than the Current Market Price in effect at the hereunder immediately prior to such issuance;

          (e) issues any securities convertible into or exchangeable for Capital Shares and the consideration per share for which Additional Capital Shares may at any time thereafter be issuable pursuant to the terms of such convertible or exchangeable securities shall be less than the Current Market Price in effect immediately prior to such issuance;

          (f) makes a distribution of its assets or evidences of indebtedness to the holders of its Capital Shares as a dividend in liquidation or by way of return of capital or other than as a dividend payable out of earnings or surplus legally available for dividends under applicable law or any distribution to such holders made in respect of the sale of all or substantially all of the Company's assets (other than under the circumstances provided for in the foregoing Sections 3.l(a) through 3.l(e)), provided, in each case, that such distribution described in this Section 3.l(f) does not constitute an Event of Default hereunder; or

          (g) takes any action affecting the number of Outstanding Capital Shares, other than an action described in any of the foregoing Sections 3.l(a) through 3.l(f) hereof, inclusive, which in the opinion of the Company's Board of Directors, determined in good faith, would have a materially adverse effect upon the rights of the Holder at the time of a conversion of this Debenture.

     Notwithstanding anything to the contrary contained herein, in no event shall the Holder be entitled to convert this Debenture into any Common Stock when the result of such conversion would entitle the Holder to receive that number of shares of the Company's Common Stock of which the sum of (xx) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock that may be deemed beneficially owned through the ownership of the unconverted portion of this Debenture) and
(yy) the number of shares of Common Stock issuable upon conversion of this Debenture, would result in beneficial ownership by the Holder and its affiliates of more than 4.9% of the outstanding shares of Common Stock. For the purposes of this provision, beneficial ownership shall be determined in accordance with
Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13 D-G thereunder, except as otherwise provided in clause (xx) of this provision.

     SECTION 3.2 Exercise of Conversion Privilege. In order to exercise the conversion privilege, either in whole or in part, the Holder shall surrender this Debenture to the Company during usual business hours at its principal office and shall give written notice to the Company in the form attached hereto in Annex I (the "Conversion Notice") at said office that the Holder elects to convert this Debenture. The Company shall convert the Debenture and issue the Common Stock Issued at Conversion effective as of the time requested by the Holder in the Conversion Notice so long as such time is after the date on which the Conversion Notice is given. The Conversion Notice shall also state the name or names (with address) of the persons who are to become the holders of the Common Stock issued at conversion in connection with such conversion. Upon surrender for conversion, this Debenture shall be accompanied by a proper assignment hereof to the Company or in blank. As promptly as practicable after the receipt of such Conversion Notice and the surrender of this Debenture as aforesaid, but in any event no more than three (3) Business Days after the Company's receipt of such Conversion Notice and surrender of this Debenture, the Company shall (i) issue the Common Stock issuable upon such conversion in accordance with the provisions of this Article 3, and (ii) deliver by overnight courier to the Holder (X) a certificate or certificate(s) representing the number of shares of Common Stock to which the Holder is entitled by virtue of such conversion, and (Y) cash, as provided in Section 3.4, in respect of any fraction of a share issuable upon such conversion. Such conversion shall be deemed to have been effected at the time at which the Conversion Notice indicates so long as this Debenture shall have been surrendered as aforesaid at such time, and at such time the rights of the Holder as holder of this Debenture shall cease and the person and persons in whose name or names the Common Stock issued at conversion shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the Common Stock represented thereby. The Conversion Notice shall constitute a contract between the Holder and the Company, whereby the Holder shall be deemed to subscribe for the number of shares of Common Stock that it will be entitled to receive upon such conversion and, in payment and satisfaction of such subscription (and for any cash adjustment to which it is entitled pursuant to Section 3.3), to surrender this Debenture and to release the Company from all liability thereon. No cash payment of less than $1.50 shall be required to be given unless specifically requested by the Holder.

     SECTION 3.3 Automatic Conversion. At the Maturity Date, the remaining portion of the principal that remains unredeemed and unconverted, if any, plus accrued interest shall be automatically converted into shares of Common Stock of the Company as if the Holder had converted such remaining amount by notice pursuant to Section 3.2.

     SECTION 3.4 Fractional Shares. No fractional share of Common Stock of the Company or scrip representing fractional Common Stock shall be issued upon conversion of this Debenture. Instead of any fractional Common Stock which would otherwise be issuable upon conversion of this Debenture, the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction. No cash payment of less than $1.50 shall be required to be given unless specifically requested by the Holder.

     SECTION 3.5 Reclassification; Consolidation; Merger or Mandatory Share Exchange. At any time while this Debenture remains outstanding and unexpired, in case of any reclassification or change of Common Shares issuable upon conversion of this Debenture (other than a change in par value, or from par value to no par value per share, or from no par value per share to par value or as a result of a subdivision or combination of outstanding securities issuable upon conversion of this Debenture) or in case of any consolidation, merger or mandatory share exchange of the Company with or into another corporation (other than a merger or mandatory share exchange with another corporation in which the Company is a continuing corporation and that does not result in any reclassification or change, other than a change in par value, or from par value to no par value per share, or from no par value per share to par value, or as a result of a subdivision or combination of Outstanding Common Shares upon conversion of this Debenture), or in the case of any sale or transfer to another corporation of the property of the Company as an entirety or substantially as an entirety, the Company, or such successor or purchasing corporation, as the case may be, shall, without payment of any additional consideration therefore, execute a new Debenture providing that the Holder shall have the right to convert such new Debenture (upon terms and conditions not less favorable to the Holder than those then applicable to this Debenture) and to receive upon such exercise, in lieu of each Common Share theretofore issuable upon conversion of this Debenture, the kind and amount of shares of stock, other securities, money or property receivable upon such reclassification, change, consolidation, merger, mandatory share exchange, sale or transfer by the holder of one Common Share issuable upon conversion of this Debenture had this Debenture been converted immediately prior to such reclassification, change, consolidation, merger, mandatory share exchange or sale or transfer. The provisions of this Section 3.5 shall similarly apply to successive reclassifications, changes, consolidations, mergers, mandatory share exchanges and sales and transfers.

     SECTION 3.6 Adjustments to Conversion Ratio. For so long as this Debenture is outstanding, if the Company (i) issues and sells pursuant to an exemption from registration under the Securities Act (A) Common Shares at a purchase price representing a percentage of the Current Market Price of the Common Shares on the date of issuance thereof that is lower than 80%, (B) warrants or options with a strike price representing a percentage of the Current Market Price of the Common Shares on the date of issuance of the warrants or options that is lower than 80%, except for employee stock option agreements or stock incentive agreements, or (C) convertible or exchangeable securities with a right to exchange at lower than 80% of the Current Market Price of the Common Shares on the date of issuance or conversion, as applicable, of such convertible or exchangeable securities, except for stock option agreements or stock incentive agreements; and (ii) grants the right to the purchaser(s) thereof to demand that the Company register under the Securities Act such Common Shares issued or the Common Shares for which such warrants or options may be exercised or such convertible or exchangeable securities may be converted or exchanged, then the Conversion Ratio shall be reduced to equal the lowest of any such lower percentages.

                                    ARTICLE 4
                        STATUS; RESTRICTIONS ON TRANSFER

     SECTION 4.1 Status of Debenture. This Debenture is a direct, general and unconditional obligation of the Company ranking pari passu with all other unsecured indebtedness of the Company, and constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms subject, as to enforcement, to bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting creditors' rights and to general principals of equity.

     SECTION 4.2 Restrictions on Transfer. This Debenture, and any Common Stock of the Company issued according to the terms hereof, have not been and will not be registered under the United States Securities Act. This Debenture and any Common Stock of the Company issued upon conversion may not be offered or sold, directly or indirectly, except pursuant to registration under the Act, an available exemption therefrom, or pursuant to Regulation D.

                                    ARTICLE 5
                                    COVENANTS

     The Company covenants and agrees that so long as this Debenture shall be outstanding:

     SECTION 5.1 Conversion. The Company will punctually issue shares of Common Stock at conversion, according to the terms hereof.

     SECTION 5.2 Notice of Default. If any one or more events occur which constitute or which, with the giving of notice or the lapse of time or both, would constitute an Event of Default or if the Holder shall demand the issuance of Common Stock or take any other action permitted upon the occurrence of any such Event of Default, the Company will forthwith give notice to the Holder, specifying the nature and status of the Event of Default or other event or of such demand or action, as the case may be.

     SECTION 5.3 Sufficient of Authorized Common Shares. (i) So long as the Current Market Price of the Common Shares is greater than or equal to 90% of the Current Market Price on the date hereof, the Company shall at all times have authorized and reserved for issuance, free from preemptive rights, a sufficient number of Common Shares to yield a number of shares sufficient to satisfy the conversion rights of the Purchaser pursuant to the terms and conditions hereof; and

          (ii) at any time when the Current Market Price of the Common Shares is less than 90% of such Current Market Price on the date hereof, the Company shall continue to reserve the number of shares of Common Stock required by clause (i) above and in addition shall use its best efforts (including, without limitation, by authorizing increases in its capital) to have at all times authorized and reserved for issuance, free from preemptive rights, a sufficient number of Common Shares that will yield a number of shares of Common Stock Issued at Conversion sufficient to satisfy the conversion rights of the Purchaser pursuant to the terms and conditions hereof and required by the drop in the Current Market Price of the Common Stock below 90% of such Current Market Price on the date hereof.

     SECTION 5.4 Insurance. The Company and each Subsidiary will carry and maintain in full force and effect at all times with insurers the Company reasonably believes to be financially sound and reputable such insurance in such amounts as is customary in the respective industries of the Company and such Subsidiaries.

     SECTION 5.5 Payment of Obligations. Prior to conversion of the entire principal amount, the Company will pay, extend, or discharge at or before maturity, all its respective material obligations and liabilities, including, without limitation, tax liabilities, except where the same may be contested in good faith by appropriate proceedings and will maintain, in accordance with generally accepted accounting principles, appropriate reserves for the accrual of the same.

     SECTION 5.6 Compliance with Laws. The Company will comply in all material respects with all applicable laws, ordinances, rules, regulations, and requirements of governmental authorities except where the necessity of compliance therewith is contested in good faith by appropriate proceedings.

     SECTION 5.7 Inspection of Property. Books and Records. The Company will keep proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities and will permit representatives of the Holder at the Holder's expense to visit and inspect any of its respective properties, to examine and make abstracts from any of its respective books and records and to discuss its respective affairs, finances and accounts with its respective officers, employees and independent public accountants, all at such reasonable times and as often as may reasonably be desired.

                                    ARTICLE 6
                                    REMEDIES

     SECTION 6.1 Events of Default. "Event of Default" wherever used herein means any one of the following events:

          (a) default in the issuance of Common Stock due at conversion; or

          (b) substantial failure in the performance or observance of Section
5.5 of this Debenture and the continuance of such default for a period of thirty
(30) calendar days; or

          (c) default in the performance or observance of any covenant or agreement of the Company in this Debenture (other than a covenant or agreement a default in the performance of which is specifically provided for elsewhere in this Section), and the continuance of such default for a period of thirty (30) calendar days after there has been given to the Company by a Holder a written notice specifying such default and requiring it to be remedied; or

          (d) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company or any Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under the Bankruptcy Code or any other applicable Federal or state law, or appointing a receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Company or of any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 30 calendar days; or

       (e) the institution by the Company or any Subsidiary of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable Federal or state law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

          (f) the Company shall fail to issue and deliver within 3 Business Days of its receipt of the Debenture and the Conversion Notice in accordance with
Section 3.2; or

          (g) unless extended, any principal of other indebtedness of the Company or any Subsidiary, exceeding $300,000 is not repaid on its original maturity date or becomes due and payable by reason of default before its original maturity date; or

          (h) the Company or any Subsidiary is unable to pay its debts as they fall due, stops, suspends, or threatens in writing to stop or suspend payment of all or any material part of its debts (other than debts contested in good faith by appropriate proceedings), begins negotiations or takes any proceeding or other step with a view to readjustment, rescheduling or deferral of all of its indebtedness (or any material part thereof) that it will or might otherwise be unable to pay when due or seeks the appointment of a statutory manager or proposes in writing or makes a general assignment or an arrangement or composition with or for the benefit of its creditors or any group or class thereof or files a petition for suspension of payments or other relief of debtors of for bankruptcy or is declared bankrupt or a moratorium or statutory management is agreed or declared in respect of or affecting all or any material part of the indebtedness of the Company or any of its wholly owned subsidiaries, or (ii) the Company ceases or threatens in writing to cease to carry on all or any material part of the business carried on by the Company and its Subsidiaries taken as a whole and as a result of such cessation or threat of cessation, the Company will not be able to perform or comply with its payment obligations under this Debenture; or

          (i) a final judgment or final judgments for the payment of money shall have been entered by any court or courts of competent jurisdiction against the Company and remains undischarged for a period (during which execution shall be effectively stayed) of 30 days, provided that the aggregate amount of all such judgments at any time outstanding (to the extent not paid or to be paid, as evidenced by a written communication to that effect from the applicable insurer, by insurance) exceeds $500,000; or

          (j) it becomes unlawful for the Company to perform or comply with its obligations under this Debenture or the Registration Rights Agreement.

     SECTION 6.2 Acceleration of Maturity; Rescission and Annulment. If an Event of Default occurs and is continuing, then and in every such case any Holder may rescind any Conversion Notice given to the Company and obtain payment in immediately available funds for the entire outstanding principal amount of the Debenture that remains unconverted and unredeemed and all interest accrued thereon, by a notice in writing to the Company, and upon any such declaration the principal amount of this Debenture shall become immediately due and payable by virtue of such rescission.

     SECTION 6.3 Default Interest Rate. (a) If any portion of the principal of or interest on the Debenture shall not be paid when due (whether at the stated maturity, by acceleration or otherwise) such principal of and interest on the Debenture that is due and owing but not paid shall, without limiting the Holder's rights under this Debenture or under the Purchase Agreement, bear interest at the Default Interest Rate until paid in full.

          (b) Notwithstanding anything herein or in the Purchase Agreement to the contrary, if at any time the applicable interest rate as provided for herein shall exceed the maximum lawful rate which may be contracted for, charged, taken or received by the Lender in accordance with applicable laws of the State of New York (the "Maximum Rate"), the rate of interest applicable to the Debenture shall be limited to the Maximum Rate.

     SECTION 6.4 Remedies Not Waived. No course of dealing between the Company and the Holder or any delay in exercising any rights hereunder shall operate as a waiver by the Holder.

                                    ARTICLE 7
                                  MISCELLANEOUS

     SECTION 7.1 Register. (a) The Company shall keep at its principal office a register in which the Company shall provide for the registration of this Debenture. Upon any transfer of this Debenture in accordance with Articles 2 and 4 hereof, the Company shall register such transfer on the Debenture register.

     (b) The Company may deem the person in whose name this Debenture shall be registered upon the registry books of the Company to be, and may treat it as, the absolute owner of this Debenture (whether or not this Debenture shall be overdue) for the purpose of receiving payment of interest on or principal of this Debenture, for the conversion of this Debenture and for all other purposes, and the Company shall not be affected by any notice to the contrary. All such payments and such conversions shall be valid and effective to satisfy and discharge the liability upon this Debenture to the extent of the sum or sums so paid or the conversion or conversions so made.

     SECTION 7.2 Withholding. To the extent required by applicable law, the Company may withhold amounts for or on account of any taxes imposed or levied by or on behalf of any taxing authority in the United States having jurisdiction over the Company from any payments made pursuant to this Debenture.

     SECTION 7.3 Governing Law. THIS DEBENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO CONFLICTS OF LAWS PRINCIPLES). WITH RESPECT TO ANY SUIT, ACTION OR PROCEEDINGS RELATING TO THIS DEBENTURE, THE COMPANY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT LOCATED IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK AND HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. SUBJECT TO APPLICABLE LAW, THE COMPANY AGREES THAT FINAL JUDGMENT AGAINST IT IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS DEBENTURE SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION WITHIN OR OUTSIDE THE UNITED STATES BY SUIT ON THE JUDGMENT, A CERTIFIED COPY OF WHICH JUDGMENT SHALL BE CONCLUSIVE EVIDENCE THEREOF AND THE AMOUNT OF ITS INDEBTEDNESS, OR BY SUCH OTHER MEANS PROVIDED BY LAW.

     SECTION 7.4 Headings. The headings of the Articles and Sections of this Debenture are inserted for convenience only and do not constitute a part of this Debenture.

     IN WITNESS WHEREOF, the Company has caused this Debenture to be signed by its duly authorized officer under its corporate seal, attested by its duly authorized officer, on the date of this Debenture.

                                       EXSORBET INDUSTRIES, INC.


                                       By:_________________________________
                                       Name: Edward L. Schrader
                                       Title: President

Attest

By: ____________________________
Name: Sam Sexton III
Tiitle: Secretary

                                       HOLDER



                                       By: _________________________________
                                       Name: ______________________________
                                       Title: _______________________________

                            ANNEX I TO THE DEBENTURE
                           [FORM OF CONVERSION NOTICE]

TO _____________________:

     The undersigned owner of the Debenture, dated December __, 1996, issued by Exsorbet Industries, Inc. (the "Debenture") hereby irrevocably exercises the option to convert $______________ of the principal amount of the Debenture [and accrued and unpaid interest thereon] into Common Shares, par value $.001, of Exsorbet Industries, Inc., in accordance with the terms of the Debenture. This conversion of such amount of the Debenture into Common Shares is being exercised in conjunction with a request for registration of such Debenture pursuant to the Registration Rights Agreement, dated December __, 1996, between Exsorbet Industries, Inc. and _______________, acting its in capacity as agent for certain non-U.S. persons (the "Registration Rights Agreement") and pursuant to
Section 3.2 of the Debenture instructs the Company to convert the portion of the Debenture specified above into Shares of Common Stock Issued at Conversion [immediately prior to the filing of the Registration Statement (as defined in the Registration Rights Agreement)] [other date after effectiveness of Registration Statement]. The undersigned directs that the Common Shares issuable and certificates therefor (to the extent that certificates evidencing Common Shares are then being issued by Exsorbet Industries, Inc.) deliverable upon the conversion, together with any check in payment for fractional Common Shares, be issued in the name of and delivered, if appropriate, to the undersigned unless a different name has been indicated below.


Dated: _______________________            ______________________________
                                          Signature


          Fill in for registration of Debenture:


Please print name and address
(including zip code number): _________________________________________________

                             _________________________________________________

                             _________________________________________________